Fees Summary	Jul. 30, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	540,481.74
Total Transaction Valuation	3,913,698,320.52
Total Offset Amount	0
Net Fee	$ 540,481.74
Offset Table N/A	N/A